UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2005

Penton Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14337	36-2875386

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Penton Media Building
1300 East Ninth Street, Cleveland, Ohio		44114-1503

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-696-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.1 E-2 Slides From Presentation
EX-99.2 E-2 Press Release Dated July 19, 2005

Item 7.01. Regulation FD Disclosure.

On July 19, 2005, Penton Media, Inc’s Chief Executive Officer, David Nussbaum, gave a presentation at the Company’s 2005 annual meeting of stockholders. A copy of the presentation slides is furnished as Exhibit 99.1.

Item 8.01. Other Events

In addition, on July 19, 2005, the Company issued a press release announcing the results of stockholders’ votes at the stockholders annual meeting. The press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)

Exhibit	Description

99.1	Slides from the presentation by David Nussbaum at the Company’s 2005 annual meeting of stockholders.

99.2	Press release dated July 19, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Penton Media, Inc.
By:	/s/ Preston L. Vice
	Name:	Preston L. Vice
	Title:	Chief Financial Officer

Date: July 19, 2005

Exhibit Index

Exhibit	Description

99.1	Slides from the presentation by David Nussbaum at the Company’s 2005 annual meeting of stockholders.

99.2	Press release dated July 19, 2005.